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                                                                    Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Champion Enterprises, Inc. (the "Company") on Form 10-Q for the period ending June 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Anthony S. Cleberg, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)      The Periodic Report fully complies with the requirements of
                   Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





 /s/ Anthony S. Cleberg
------------------------------------
Anthony S. Cleberg
Chief Financial Officer
Champion Enterprises, Inc.
August 19, 2002